UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 4, 2015, Weatherford International plc (“Weatherford”) announced the appointment of Ms. Christina M. Ibrahim as Executive Vice President, General Counsel and Corporate Secretary. Ms. Ibrahim joins Weatherford from Halliburton, where most recently she served as Vice President, Corporate Secretary and Chief Commercial Counsel.  During her tenure at Halliburton, she served in a variety of commercial, litigation, mergers and acquisitions, supply chain and corporate governance capacities and brings over 20 years of extensive legal expertise, including serving as General Counsel and Chief Compliance Officer for WellDynamics, a Halliburton and Shell joint venture company.  Prior to joining Halliburton, Ms. Ibrahim was a litigation attorney with the law firm Wickliff & Hall, PC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date:	May 4, 2015
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

3